                                                                      EXHIBIT 10
================================================================================

NINTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

================================================================================

                                                           ..............., 1997
                                                    Effective: September 15,1997

    THIS NINTH AMENDMENT IS made to the Amended and Restated Loan and Security Agreement (the "LOAN AGREEMENT"), which Amended and Restated Loan and Security Agreement took effect on April 6, 1995 as an amendment and restatement of the December 16, 1994 Loan and Security Agreement made between


           BankBoston, N.A. (Formerly known as "The First National Bank of Boston"), a national banking association with offices at 100 Federal Street, Boston, Massachusetts, as agent for the ratable benefit of the "LENDERS" being:

                        BankBoston, N.A.;

                                and

                        State Street Bank and Trust Company, a Massachusetts trust company with offices at 225 Franklin Street, Boston, Massachusetts 02110;

                                and

                        Citizens Bank of Massachusetts, a Massachusetts savings bank with offices at 55 Summer Street, Boston, Massachusetts 02110

           and

           ACT Manufacturing, Inc., a Massachusetts, corporation with its principal executive offices at 108 Forest Avenue, Hudson, Massachusetts 01749 in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                  WITNESSETH:

SECTION 1-1(d) of the Loan Agreement is amended so that the Definition of "Inventory Cap" included therein reads as follows:

      "Inventory Cap":       Until September 15, 1997      :$7,500,000.00.

                             September 16, 1997 to
                             November 30, 1997             :15,000,000.00.

                             Thereafter                    :12,500,000.00.

    The Borrower recognizes that the execution of the within Amendment by the Agent and by each Lender does not constitute the waiver, by any of them, of any Suspension Event (as defined in the Loan Agreement) presently extant.

    Except as amended hereby, or by the First through Eighth to the Loan Agreement, all terms and conditions of the Loan Agreement shall remain in full force and effect.


                                        ACT MANUFACTURING, INC.
                                                  (the "Borrower")

                                           /s/ Douglass C. Greenlaw
                                        By__________________________

                                             CHIEF FINANCIAL OFFICER
                                        Its_________________________

BANKBOSTON, N.A.
           ("Agent")

    /s/ George M. Mandt
By________________________

     Director
Its_______________________


                                 The "Lenders"

BANKBOSTON, N.A.                      STATE STREET BANK
                                      AND TRUST COMPANY
    /s/ George M. Mandt
By_______________________             By______________________

     Director
Its______________________             Its_____________________

CITIZENS BANK OF MASSACHUSETTS

By_______________________


Its______________________

BANKBOSTON, N.A.
           ("Agent")

By________________________

Its_______________________


                                 The "Lenders"

BANKBOSTON, N.A.                      STATE STREET BANK
                                      AND TRUST COMPANY
By_______________________             By______________________

Its______________________             Its_____________________

CITIZENS BANK OF MASSACHUSETTS

    /s/ Bruce A. Berme
By_______________________

     Vice President
Its______________________

BANKBOSTON, N.A.
           ("Agent")

By________________________

Its_______________________


                                 The "Lenders"

BANKBOSTON, N.A.                      STATE STREET BANK
                                      AND TRUST COMPANY

                                         /s/ F. Andrew Beise
By_______________________             By______________________

                                           VICE PRESIDENT
Its______________________             Its_____________________

CITIZENS BANK OF MASSACHUSETTS

By_______________________

Its______________________